Exhibit 24.A



                        POWER OF ATTORNEY WITH RESPECT TO
                        REGISTRATION STATEMENTS COVERING
                    SERIES D PARTICIPATING STOCK, DEPOSITARY
                     SHARES REPRESENTING SUCH PARTICIPATING
                  STOCK AND COMMON STOCK OF FORD MOTOR COMPANY
                     FOR ISSUANCE UNDER EMPLOYEE STOCK PLANS


     Each of the undersigned, a director or officer of FORD MOTOR COMPANY, appoints L. J. Ghilardi, K. S. Lamping, P. J. Sherry, Jr., M. F. Marecki, D. J. Cropsey and E. J. Lukas his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable FORD MOTOR COMPANY and its subsidiaries to comply with the Securities Act of 1933, and any requirements of the Securities and Exchange Commission, in connection with Registration Statements and any and all amendments thereto relating to the issuance of Series D Participating Stock, Depositary Shares representing such Participating Stock and Common Stock of the Company under the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees and the Ford Motor Company Tax-Efficient Savings Plan for Hourly Employees, as authorized by unanimous written consent of a Committee of the Board of Directors of FORD MOTOR COMPANY as of June 2, 2000, including but not limited to, power and authority to sign his or her name (whether on behalf of FORD MOTOR COMPANY, or otherwise) to such Registration Statements and any amendments thereto and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     Each of the undersigned has signed his or her name as of the 2nd day of June, 2000.


/s/William Clay Ford, Jr.                             /s/Jacques A. Nasser
------------------------                              -------------------------
(William Clay Ford, Jr.)                              (Jacques A. Nasser)



/s/Michael D. Dingman                                 /s/Edsel B. Ford, II
------------------------                              -------------------------
(Michael D. Dingman)                                  (Edsel B. Ford II)



                                                      /s/Irvine O. Hockaday, Jr.
------------------------                              -------------------------
(William Clay Ford)                                   (Irvine O. Hockaday, Jr.)



/s/Marie-Josee Kravis                                 /s/Ellen R. Marram
------------------------                              -------------------------
(Marie-Josee Kravis)                                  (Ellen R. Marram)

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                                      -2-


/s/Homer A. Neal                                      /s/Jorma J. Ollila
------------------------                              -------------------------
(Homer A. Neal)                                       (Jorma J. Ollila)



/s/Carl E. Reichardt
------------------------                              -------------------------
(Carl E. Reichardt)                                   Robert E. Rubin)



                                                      /s/Henry D. G. Wallace
------------------------                              -------------------------
(John L. Thornton)                                    (Henry D. G. Wallace)



/s/William A. Swift
------------------------
(William A. Swift)